Property, Plant and Equipment, Net	12 Months Ended
Jul. 31, 2025
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of July 31,
	2025	2024
Furniture, fixtures and equipment	$-	$209,290
Less: accumulated depreciation	-	(149,243)
Property and equipment, net	$-	$60,047

Depreciation expense was $6,282, $38,677 and $58,805 for the years ended July 31, 2025, 2024 and 2023, respectively.

In November 2024, the lease agreement with related party lessor was terminated prematurely, resulting in the disposal of all furniture, fixtures, and equipment located at the leased premises. Loss on disposal of the property and equipment was $53,765, which was recorded as other (expense) income in the consolidated statements of operations and comprehensive loss as of for the year ended July 31, 2025.